UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On May 8, 2018, PHH Corporation (“PHH,” the “Company,” “we” or “our”) issued a press release announcing financial results for the three month ended March 31, 2018. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 8.01.    Other Events.

On May 4, 2018, David Shaev, who alleges he is a stockholder of the Company, commenced an action in the United States District Court for the District of New Jersey against the Company and its directors. The plaintiff alleges that the defendants are violating various provisions of the Securities Exchange Act of 1934, as amended because the public disclosures the Company has made in its preliminary proxy statement concerning the proposed merger of POMS Corp, a wholly-owned subsidiary of Ocwen Financial Corporation (“Ocwen”), with and into the Company with the Company surviving the merger and becoming a wholly-owned subsidiary of Ocwen, on the terms and conditions of that certain Agreement and Plan of Merger dated February 27, 2018 by and among Ocwen, Merger Sub and the Company, allegedly are false and misleading. The plaintiff purports to sue on behalf of a class consisting of all of the Company’s common stockholders except for the defendants and their affiliates. The plaintiff seeks an injunction preventing consummation of the proposed transaction, the award of damages in an unspecified amount, and the award of litigation expenses in an unspecified amount. The defendants believe the action is without merit.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	PHH Corporation press release dated May 8, 2018. *
 ________________________
* Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such Exhibit be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ Michael R. Bogansky
Name:	Michael R. Bogansky
Title:	Senior Vice President and Chief Financial Officer

Dated: May 8, 2018